AMENDMENT NO. 5 TO AGREEMENT OF SALE

     THIS AMENDMENT NO. 5 TO AGREEMENT OF SALE (this "Amendment") is dated as of April 29, 1997 by and between GROUP ONE INVESTMENTS, INC., an Illinois corporation ("Purchaser"), and 3655 PEACHTREE LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller").

                                  WITNESSETH:

     A. WHEREAS, Purchaser and Seller have heretofore entered into that certain Agreement of Sale dated as of February 26, 1997, as amended by (i) that certain Amendment No. 1 to Agreement of Sale dated as of February 26, 1997,
(ii) that certain Amendment No. 2 to Agreement of Sale dated as of February 28, 1997, (iii) that certain Amendment No. 3 to Agreement of Sale dated as of March 21, 1997, and (iv) that certain Amendment No. 4 to Agreement of Sale dated as of March 31, 1997, providing for the sale by Seller to Purchaser of certain real property and other related property located in Duluth, Georgia and known as the Howell Station Apartments (the "Property") (said Agreement of Sale, as amended by Amendment No. 1, Amendment No. 2 Amendment No. 3 and Amendment No. 4 thereto, is hereinafter referred to as the "Agreement"); and

     B. WHEREAS, Purchaser and Seller have heretofore entered into that certain Agreement dated as of February 26, 1997 providing for the sale by Seller to Purchaser of certain personal property located at the Property (the "Personal Property") (said Agreement is hereinafter referred to as the "Personal Property Agreement"); and

     C. WHEREAS, the parties heretofore desire to amend the terms and conditions of the Agreement in certain respects, in accordance with the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the recitals set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties, Purchaser and Seller hereby agree as follows:

     1. Preambles. The Preambles to this Amendment are fully incorporated herein by this reference thereto with the same force and effect as though restated herein.

     2. Defined Terms. To the extent not otherwise defined herein to the contrary, all capitalized terms and/or phrases used in this Amendment shall have the respective meanings as ascribed to them in the Agreement, as modified hereby.

     3. Extension of Closing Date. Paragraph 8 of the Agreement is amended to provide that the Closing Date shall be extended from April 29, 1997 to May 9, 1997, or such earlier date designated by Purchaser, and that all references to the Closing Date in both the Agreement and the Personal Property Agreement shall mean May 9, 1997.
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     4.  Reimbursement of Insurance Costs.  Seller shall maintain its existing insurance on the Property through the Closing Date as extended in paragraph 3 above, and Purchaser shall reimburse Seller at closing in the amount of $4,800.00 for nonrefundable, incremental cost incurred by Seller to maintain such insurance from April 30, 1997 through the Closing Date.

     6. Miscellaneous. Except as may be expressly set forth herein to the contrary, the Agreement remains unmodified and all of the terms and conditions of the Agreement shall remain in full force and effect. Notwithstanding anything to the contrary contained herein, to the extent that the terms and conditions of this Amendment conflict with the terms and conditions of the Agreement, this Amendment shall control.

     IN WITNESS WHEREOF, the parties hereto have put their hand and seal as of the date first set forth above.

                         PURCHASER:

                         GROUP ONE INVESTMENTS, INC., an Illinois corporation

                         By:  /s/ Robert Wolkoff
                              ----------------------------------------

                         Name:     Robert Wolkoff
                              ---------------------------------------

                         Its:      Principal
                              ---------------------------------------


                         SELLER:

                         3655 PEACHTREE LIMITED PARTNERSHIP,
                         an Illinois limited partnership

               `         By:  3655 Peachtree, Inc., an Illinois
                              corporation, its general partner

                         By:  /s/ James E. Mendelson
                              --------------------------------------

                         Name:     James Mendelson
                              ----------------------------------------

                         Its:      Sr. Vice President
                              -----------------------------------------
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